UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                ________________
                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)    November 16, 2004
                                                    --------------------------


                          GENELABS TECHNOLOGIES, INC.
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             (Exact name of registrant as specified in its charter)


           California                    0-19222            94-3010150
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         (State or other               (Commission          (IRS Employer
 jurisdiction of incorporation)        File Number)       Identification No.)


  505 Penobscot Drive, Redwood City, California               94063
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    (Address of principal executive offices)               (Zip Code)


Registrant's telephone number, including area code      (650) 369-9500
                                                        ----------------------


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         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 3.01         NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED
                  LISTING RULE OR STANDARD; TRANSFER OF LISTING.

On November 16, 2004, Genelabs Technologies, Inc. (the "Company") received a letter from the Nasdaq Stock Market (the "Notice") notifying the Company that for the 30 consecutive trading days preceding the date of the Notice, the bid price of the Company's common stock had closed below the $1.00 per share minimum required for continued inclusion on the Nasdaq National Market pursuant to Nasdaq Marketplace Rule 4450(a)(5). The Notice also stated that the Company has been provided 180 calendar days, or until May 16, 2005, to regain compliance. To do so, the bid price of the Company's common stock must close at or above $1.00 per share for a minimum of ten consecutive trading days prior to that date.

The Company intends to monitor the bid price for its common stock between now and May 16, 2005, and consider various options available to the Company if its common stock does not trade at a level that is likely to regain compliance.

To maintain its listing on the Nasdaq National Market, the Company is also required, among other things, to either maintain stockholders' equity of at least $10 million or a market value of at least $50 million. While we currently satisfy these requirements, we may not as of May 16, 2005 or thereafter.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.


                                             GENELABS TECHNOLOGIES, INC.


                                             By: /s/ Matthew M. Loar
                                                 --------------------------
                                             Name:  Matthew M. Loar
                                             Title: Chief Financial Officer
Date:  November 18, 2004